National Health Investors



Q2 2022 Supplemental

NHI
NATIONAL HEALTH INVESTORS

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2021 and under the heading "Risk Factors" in Item 1A in our Form 10-Q for the quarter ended June 30, 2022. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended June 30, 2022.

COVER: TRUEWOOD BY MERRILL, VANCOUVER IS AN INDEPENDENT LIVING COMMUNITY OPERATED BY MERRILL GARDENS IN VANCOUVER, WA.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals.



ERIC MENDELSOHN

President & CEO



KRISTIN S. GAINES

Chief Credit Officer



KEVIN PASCOE

Chief Investment Officer



JOHN SPAID

Chief Financial Officer



DAVID TRAVIS

Chief Accounting Officer



MICHELLE KELLY

SVP, Investments



DANA HAMBLY

VP, Finance & IR

ANALYST COVERAGE

Aaron Hecht, JMP Securities
Connor Siversky, Berenberg
Daniel Bernstein, Capital One Securities, Inc.
John Kim, BMO Capital Markets
Austin Wurschmidt, KeyBanc Capital Markets
Michael Lewis, Truist Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Steve Manaker, Stifel
Tayo Okusanya, Credit Suisse

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW



AS OF AUGUST 8,2022

- **112** SENIOR HOUSING
- **68** SKILLED NURSING
- **1** SPECIALTY HOSPITAL
- **15** SHOP

Portfolio (DOLLARS IN THOUSANDS)	Properties	Units	Investment	Adjusted NOI[1]	Annualized	% of Total
Triple Net						
Senior Housing	102	8,903	$ 1,844,028	$ 37,920	$ 120,502	51.8%
Skilled Nursing	65	8,653	557,996	20,595	78,731	33.8%
Specialty Hospital	1	64	40,250	1,391	3,450	1.5%
Mortgages and Other Notes Receivable						
Senior Housing	10	868	120,058	4,999	9,612	4.1%
Skilled Nursing	3	180	4,183	89	355	0.2%
Other			85,251	2,109	8,434	3.6%
Senior Housing Operating	15	1,731	335,477	2,879	11,516	5.0%
Total	196	20,399	$ 2,987,243	$ 69,981	$ 232,600	100%

[1] Adjusted segment NOI includes the impact of the Holiday-related settlement, assets held for sale, and disposals and loan payoffs during the quarter. The annualized impact excludes these items.

PARTNERS[2]


SHOP 5%
HOSPITAL & OTHER 5%
DISCOVERY 3%
LCS 4%
OTHER SH 13%
BICKFORD 14%
SLC 22%
HSM 5%
OTHER SNF 3%
ENSIGN 11%
NHC 15%

ASSET CLASS[2]


SHOP 5%
OTHER INCOME 4%3
INDEPENDENT LIVING 3%
SENIOR LIVING CAMPUS 4%
ASSISTED LIVING 22%
ENTRANCE FEE 27%
SPECIALTY HOSPITAL 1%
SKILLED 34%

[2] Based on annualized adjusted NOI of $232.6 million for contracts in place at June 30, 2022.
[3] Other income consists primarily of revenue from non-mortgage notes receivable.

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	Q2 2022 NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	Q2 2022 Adjusted NOI	Annualized Adjusted NOI
Leases								
Senior Housing - Need Driven								
Assisted Living	74	3,975	$ (12,648)	$ 16,234	$ 3,586	$ 7,166	$ 10,753	$ 43,011
Senior Living Campus	10	1,359	3,617	(990)	2,627		2,627	10,506
Total Senior Housing - Need Driven	84	5,334	(9,031)	15,244	6,213	7,166	13,379	53,517
Senior Housing - Discretionary								
Independent Living	7	862	2,074	$ (395)	1,679		1,679	6,717
Entrance-Fee Communities	11	2,707	15,425	(358)	15,067		15,067	60,267
Total Senior Housing - Discretionary	18	3,569	17,499	(753)	16,746		16,746	66,985
Total Senior Housing	102	8,903	8,468	14,491	22,959	7,166	30,125	120,502
Medical Facilities								
Skilled Nursing	65	8,653	19,787	(105)	19,683		19,683	78,731
Hospitals	1	64	1,022	(160)	862		862	3,450
Total Medical Facilities	66	8,717	20,810	(265)	20,545		20,545	82,180
Welltower settlement			6,883		6,883		6,883	—
Current Year Disposals and Held for Sale			1,664	689	2,353		2,353	—
Total Leases	168	17,620	$ 37,825	$ 14,915	$ 52,740	$ 7,166	$ 59,906	$ 202,682
Mortgages and Other Notes Receivable								
Senior Housing - Need Driven	9	620	$ 1,810		$ 1,810		$ 1,810	$ 7,241
Senior Housing - Discretionary	1	248	593		593		593	2,371
Skilled Nursing	3	180	95		95	(6)	89	355
Other Notes Receivable		—	2,109		2,109		2,109	8,434
Payoffs			3,219		3,219	(623)	2,596	—
Total Mortgage and Other Notes	13	1,048	$ 7,826		$ 7,826	$ (630)	$ 7,196	$ 18,401
Total Real Estate Investments			$ 45,650	$ 14,915	$ 60,566	$ 6,537	$ 67,102	$ 221,084

Straight line revenue includes an $18.1 million write-off of straight line rent receivable related to Bickford.

Non-cash adjustments include a $7.1 million write-off of lease incentives related to Bickford, other amortization of lease incentives, and amortization of commitment fees and mortgage note discount.

SENIOR HOUSING OPERATING PORTFOLIO[1]

(DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview [1]		Q2 2022 [2]		Q1 2022		Q4 2021		Q3 2021		Q2 2021
Properties		15		15		15		15		15
Units		1,731		1,730		1,730		1,730		1,730
Occupancy		76.5%		77.7%		80.6%		79.8%		77.7%
RevPOR	$	3,018	$	3,013	$	3,029	$	3,029	$	3,052
Resident fees	$	11,992	$	12,144	$	12,680	$	12,544	$	12,302
Operating expenses		(8,513)		(7,604)		(7,490)		(7,377)		(7,170)
Management fees		(600)		(607)		(634)		(627)		(615)
NOI	$	2,879	$	3,934	$	4,556	$	4,540	$	4,517
NOI Margin		24.0%		32.4%		35.9%		36.2%		36.7%
Recurring capex	$	130		NA		NA		NA		NA

[1] Periods prior to Q2 2022 reflect operations under different management groups and are provided for illustrative purposes.
[2] NOI includes $0.3 million in transition costs.

INDUSTRY PARTNERS

		OWNERSHIP	MARKET FOCUS	% OF NOI[1]
SENIOR LIVING COMMUNITIES	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	22%
NHC NATIONAL HEALTHCARE CORPORATION	Founded in 1971, National HealthCare Corporation (NYSE American: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	15%
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	14%
ENSIGN GROUP	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	11%
HSM Health Services Management, Inc.	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	5%
LCS®	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	4%
DISCOVERY® Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	3%
Prestige Care, Inc. Prestige Senior Living, L.L.C.	Prestige Care operates a family of more than 80 senior communities throughout the western United States. Prestige Care provides a comprehensive senior service experience, offering assisted living, independent living, memory care, skilled nursing and rehabilitation. The company holds firm to a set of core values – respect, integrity, commitment and trust – that guide every aspect of its mission to personally touch lives every day.	Private	SNF/SHO	3%
WATERMARK RETIREMENT COMMUNITIES®	Headquartered in Tucson, Arizona, Watermark currently manages 58 communities in 21 states, including CCRCs, standalone independent living, assisted living, and memory care communities in addition to Medicare-certified rehabilitation and skilled nursing neighborhoods. Watermark has ownership interests in many of these assets, both on its own and through its development arm, The Freshwater Group.	Private	EFC	3%
SLM Senior Living Management Corporation	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	2%

[1] *Based on annualized Adjusted NOI of $232.6 million for contracts in place at June 30,2022*

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

PROPERTY TYPE	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	98	74	1	173
1Q21	1.17x	2.91x	2.52x	1.80x
1Q22	1.11x	2.67x	2.69x	1.68x

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	84	46	14	5	75	33
1Q21	1.01x	0.91x	1.38x	1.53x	2.89x	2.16x
1Q22	0.89x	0.87x	1.39x	1.81x	2.67x	1.98x

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[2]
Properties	42	10	38
1Q21	3.79x	1.30x	1.13x
1Q22	3.51x	1.22x	0.92x

NHI SAME-STORE PORTFOLIO[3]

PROPERTY TYPE	SHO	SNF	TOTAL
Properties	95	73	168
1Q21	1.18x	2.93x	1.81x
1Q22	1.13x	2.67x	1.68x

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	82	44	13	4	73	31
1Q21	1.02x	0.92x	1.41x	1.68x	2.93x	2.14x
1Q22	0.90x	0.89x	1.43x	2.02x	2.67x	1.91x

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[2]
Properties	42	10	38
1Q21	3.79x	1.30x	1.13x
1Q22	3.51x	1.22x	0.92x

NHI DISPOSITIONS

PROPERTY TYPE	LEGACY SHO	SHO DISPOSITIONS	SHO	LEGACY TOTAL	TOTAL DISPOSITIONS	TOTAL
Properties	116	18	98	196	23	173
1Q21	1.11x	0.66x	1.17x	1.75x	1.32x	1.80x
1Q22	1.03x	0.40x	1.11x	1.62x	1.20x	1.68x

CUSTOMERS	LEGACY BICKFORD	BICKFORD DISPOSITIONS[4]	BICKFORD[2]
Properties	48	10	38
1Q21	1.01x	0.63x	1.13x
1Q22	0.79x	0.36x	0.92x

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months;

[1]NHC based on corporate-level Fixed Charge Coverage Ratio and includes 3 independent living facilities.
[2]Excluding PPP funds received from 1Q21, SLC and Bickford coverage was 1.11x and 0.97x, respectively. Bickford proforma coverage at the restructured lease amount would be 1.31x for 1Q22.
[3]Excludes properties that have transitioned operators in past 24 months and includes assets held for sale.
[4]Includes a transitioned property to another operator in NHI portfolio.

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	# OF PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SNF	7	August 2028	2025	C	3,650	1.5%
SHO	2	May 2035	2027	B	5,628	2.4%
SNF	1	September 2028	2028	C	492	0.2%
						4.1%

Option Type:

A. Greater of fixed base price or fair market value
B. Fixed base price plus a specified share on any appreciation
C. Fixed base price
D. Fixed capitalization rate on lease revenue

[1] Based on $236.3 million which includes annualized Adjusted NOI and annualized NOI for 7 SNF properties held for sale.

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2022	4	1,136	—	—	1,136
2023	2	—	3,110	—	3,110
2024	—	—	—	—	—
2025	1	537	—	—	537
2026	35	1,389	32,592	—	33,981
2027	3	12,183	—	—	12,183
2028	15	14,118	492	—	14,610
2029	30	55,519	14,130	—	69,649
2030	6	1,174	—	—	1,174
2031	9	2,658	1,606	—	4,264
2032	3	2,685	2,489	—	5,174
Thereafter	60	29,405	24,310	3,450	57,165

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

FOCUSED ON GROWING WITH OUR 29 OPERATING PARTNERS AND SELECT NEW CUSTOMERS

DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS

EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION

LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES

TARGET 60/40 EQUITY/DEBT FUNDING MIX

INVESTMENT STRUCTURE


SHOP
5%
NOTES
8%
LEASE
87%

INVESTMENT HISTORY* (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
$41.8
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Existing Relationship
New Relationship
10-Year Treasury
WACY

*The average age of properties acquired since 2014 is **17.7years.** The total portfolio average age is **25.9 years.**

RECENT INVESTMENTS

RECENT LEASE ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded
Q2 2022							
Encore Senior Living	SHO	Lease	53/1	WI	7.25%	$ 13,300 [2]	$ (13,300)
						$ 13,300	$ (13,300)
Q2 2021							
Vizion Health*	HOSP	Lease	64/1	OK	8.50%	$ 40,250	$ (40,250)
Navion Senior Solutions	SHO	Lease	48/1	TN	7.50%	6,600	(6,600)
						$ 46,850	$ (46,850)
Q3 2020							
Encore Senior Living	SHO	Lease	43/1	WI	7.50%	$ 12,300 [3]	$ (12,300)
Q2 2020							
Autumn Trace*	SHO	Lease	88/2	IN	7.25%	14,250	(14,250)
Q1 2020							
Life Care Services	EFC	JV	401/1	WA	6.75%	134,892	(134,892)
Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100 [3]	(15,100)
						$ 176,542	$ (176,542)

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q1 2022								
Encore Senior Living	SHO	Construction Loan	108/1	WI	8.50%	$ 28,500	$ (5,179)	$ 23,321
						$ 28,500	$ (5,179)	$ 23,321
Q2 2021								
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	9.50%[5]	$ 50,000	$ (20,255)	$ 29,745
Vizion-Health Brookhaven*		Corporate	N/A	N/A	8.50%	20,000	(20,000)	—
Navion Senior Solutions		Corporate	N/A	N/A	8.00%	3,600	(3,600)	—
						$ 73,600	$ (43,855)	$ 29,745
Q4 2020								
Encore Senior Living	SHO	Construction Loan	110/1	WI	8.50%	$ 22,200	$ (21,145)	$ 1,055
Q2 2020								
Bickford Senior Living	SHO	Construction Loan	64/1	VA	9.00%	14,200	(12,244)	1,956
Watermark Retirement	AL	Working Capital Note	420/2	CT	7.50%	5,000	(3,223)	1,777
Q1 2020								
Timber Ridge OpCo	AL	Construction Loan	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	AL	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
						$ 50,400	$ (40,612)	$ 9,788
Other Loan and Development Commitments								
Bickford Senior Living	SHO	Construction Loan	119/2	MI, VA	9.00%	$ 28,700	$ (28,700)	$ —
Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	20,000	(13,644)	6,336
Watermark Retirement	SHO	Renovation	420/2	CT	7.50%	6,500	(4,436)	2,064
Navion Senior Solutions	SHO	Renovation	48/1	TN	8.00%	3,650	(960)	2,690
Others	N/A	Various	N/A	N/A	Various	4,950	(1,243)	3,707

*Indicates new relationship
[1]Building count excludes renovations.
[2]Acquisition was partially funded with the cancellation of a $9.1 million second mortgage due from Encore.
[3]Acquisition was partially funded with the cancellation of a $3.9 million second mortgage due from Encore.
[4]Acquisition was partially funded with the cancellation of a $14.0 million construction loan due from Bickford.
[5]NHI can earn an additional 2.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

Quarter Ended / As Of	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Balance Sheet Data					
Gross cost of real estate assets	$ 2,780,302	$ 2,783,259	$ 2,894,548	$ 3,021,664	$ 3,241,699
Total assets	2,587,291	2,802,503	2,838,876	2,912,177	3,077,445
Total liabilities	1,174,303	1,313,706	1,321,893	1,362,971	1,520,385
Total noncontrolling interests	20,768	9,504	9,900	10,149	10,345
Total stockholder's equity attributable to NHI	1,392,220	1,479,293	1,507,083	1,539,057	1,546,715
Operating Data					
Total revenue	$ 59,899	$ 71,327	$ 69,668	$ 73,833	$ 74,330
Rental revenue - GAAP	39,982	64,559	60,907	67,043	68,351
Straight-line rents	(14,915)	1,079	2,414	3,798	4,150
Rental revenue - Cash[1]	52,740	60,442	54,374	60,063	62,026
Net Operating Income	48,629	67,328	63,290	66,610	68,130
Adjusted EBITDA[2]	69,435	61,475	61,733	66,364	68,496
Interest expense	10,862	10,198	12,282	12,715	12,840
General & administrative expense	5,049	8,101	3,202	3,650	3,588
NAREIT FFO per common share	0.71	1.05	1.07	1.16	1.16
Normalized FFO per common share	1.26	1.10	1.06	1.15	1.16
Capitalization					
Common shares outstanding at end of each period	44,655	45,851	45,851	45,851	45,851
Market value of equity at end of each period	$ 2,706,540	$ 2,705,668	$ 2,635,057	$ 2,453,029	$ 3,074,310
Total debt	1,104,495	1,249,043	1,242,883	1,285,287	1,434,744
Secured debt	76,844	76,939	77,038	95,077	95,169
Net debt	1,061,060	1,212,921	1,205,471	1,236,894	1,402,200
Total market capitalization, including net debt	3,767,600	3,918,589	3,840,528	3,689,923	4,476,510
Ratios					
Interest coverage ratio	6.4x	6.0x	5.0x	5.2x	5.3x
Fixed charge coverage ratio	6.6x	6.4x	5.2x	5.4x	5.6x
Net debt to adjusted EBITDA (annualized)	4.0x	4.9x	4.9x	4.8x	5.1x
Net debt as a percentage of market capitalization	28.2%	31.0%	32.9%	33.5%	31.3%
Total Debt / Gross Assets	34.7 %	36.9%	36.4%	36.7%	38.8%
Secured Debt / Gross Assets	2.4%	2.3%	2.3%	2.7%	2.6%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 0.90	$ 0.90
Normalized FFO payout ratio per common share	71.4%	81.8%	84.9%	78.3%	77.6%
Dividends declared	$ 40,190	$ 41,266	$ 41,266	$ 41,266	$ 41,266
Normalized FFO payout ratio	69.5%	81.9%	84.8%	78.6%	77.6%
Normalized FAD payout ratio	71.4%	78.3%	89.9%	80.6%	78.1%
Portfolio Statistics					
Number of Properties	196	201	212	222	236

[1] *Excludes escrow funds received from tenants.*
[2] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

DEBT[1]



UNSECURED, VARIABLE 21%
SECURED, FIXED 7%
UNSECURED, FIXED 72%

FIXED CHARGE COVERAGE



6.0x
5.4x
6.0x
5.5x
6.6x
2018
2019
2020
2021
2022

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
BALANCE
AVAILABLE
$525.0
$550.0
$550.0
$550.0
$700.0
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

NET DEBT TO ADJUSTED EBITDA



4.5x
4.7x
4.7x
4.9x
4.0x2
2018
2019
2020
2021
2022

December 31, 2021		Amount	Rate[1]	% of Total	Maturity[3]
(dollars in thousands)					
Secured Debt					
Fixed Rate					
Secured Loans	$	76,844	3.97%	6.9%	3 years
Total Secured Debt	$	76,844			
Unsecured Debt					
Fixed Rate					
Private Placement		400,000	4.15%	35.8%	2 years
Public Bonds		400,000	3.00%	35.8%	9 years
Variable Rate					
Revolving Credit Facility					4 years
Term Loan		240,000	3.04%	21.5%	1 year
Total Unsecured Debt	$	1,040,000			
Subtotal		1,116,844	3.49%	100%	4 years
Note Discounts		(2,760)			
Unamortized Loan Costs		(9,589)			
Total Debt	$	1,104,495			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 20 for reconciliation*
[3] *Weighted average*

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument	Amount Outstanding [1]	Interest Rate[2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
Credit Facility						
$700MM Revolver (S + 105)	$ —	2.84%	Variable	Mar-26	3.8	No
Bank Term Loan (S + 125)	240,000	3.04%	Variable	Sep-23	1.2	No
$125MM Private Placement Term Loan	125,000	3.99%	Fixed	Jan-23	0.5	No
$50MM Private Placement Term Loan	50,000	3.99%	Fixed	Nov-23	1.4	No
$75MM Private Placement Term Loan	75,000	3.93%	Fixed	Sep-24	2.3	No
$50MM Private Placement Term Loan	50,000	4.33%	Fixed	Nov-25	3.4	No
$100MM Private Placement Term Loan	100,000	4.51%	Fixed	Jan-27	4.5	No
$400MM Senior Unsecured Notes	400,000	3.00%	Fixed	Feb-31	8.6	No
Fannie Mae Term Loans	60,139	3.79%	Fixed	Apr-25	2.8	Yes
Fannie Mae Term Loan	16,705	4.60%	Fixed	Jul-25	3.0	Yes
Total Debt	$ 1,116,844					
Weighted Average Interest Rate		3.49%			4.3	

[1] *As of June 30 2022.*
[2] *Variable rates based on 1-month term SOFR plus a 10 basis points spread adjustment on June 30, 2022.*

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$415
$240
$175
$75
$75
$127
$77
$50
$700
$100
$100
$400
$400
2022
2023
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Leverage ratio	<= 60%	36%	38%	46%	44%	46%	43%
Unencumbered leverage ratio	<= 60%	39%	43%	52%	49%	51%	46%
Secured leverage ratio	<= 30%	2%	2%	3%	3%	3%	3%
Fixed charge coverage ratio	>= 1.75	5.39	5.67	5.48	5.71	6.03	6.13
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Leverage ratio	<= 60%	42%	42%	46%	44%	46%	43%
Unencumbered leverage ratio	<= 60%	46%	46%	52%	49%	51%	46%
Secured leverage ratio	<= 30%	3%	2%	3%	3%	3%	3%
Fixed charge coverage ratio	>= 2.00	4.92	5.35	4.52	4.73	5.08	5.16
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Leverage ratio	<= 60%	36%	40%	38%	38%	40%	41%
Secured leverage ratio	<= 40%	3%	2%	2%	3%	3%	3%
Debt service ratio	>= 1.50	5.64	6.93	7.08	5.93	7.33	5.60
Unencumbered asset ratio	>= 150%	283%	258%	267%	270%	255 %	248%

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Negative	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- STRONG DIVIDEND AND HEALTHY PAYOUT RATIO

ADJUSTED NOI: 2.0% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$251.5
$271.5
$290.5
$302.8
$272.6
2017
2018
2019
2020
2021

ADJUSTED EBITDA: 0.2% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$265.0
$279.8
$298.4
$307.4
$266.6
2017
2018
2019
2020
2021

NORMALIZED FAD: 1.4% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$198.0
$214.4
$226.5
$239.7
$209.5
2017
2018
2019
2020
2021

NFFO PER SHARE: (3.4)% CAGR


$6
$5
$4
$3
$2
$1
$0
$5.29
$5.46
$5.50
$5.60
$4.60
2017
2018
2019
2020
2021

PERFORMANCE

NORMALIZED FFO / SHARE (CAGR) NHI vs Peer Avg



10%
8%
6%
4%
2%
0%
2-Year
3-Year
4-Year
5-Year
6-Year
(8.5)% (8.6)%
(5.6)% (7.6)%
(3.4)% (6.4)%
(1.1)% (6.2)%
(0.3)% (4.9)%

Peer Average Source: Wells Fargo Securities; based on FY 2021 actual results

DIVIDENDS / SHARE (CAGR) NHI vs Peer Avg



10%
8%
6%
4%
2%
0%
2-Year
3-Year
4-Year
5-Year
6-Year
(4.8)% (9.2)%
(1.7)% (8.0)%
(-)% (5.8)%
(5.3)% 1.0%
(4.3)%

Peer Average Source: Wells Fargo Securities; based on results through 2Q 2022

DIVIDENDS Regular Special Annualized Impact



$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

GENERAL & ADMINISTRATIVE COST AS % OF TOTAL REVENUE



9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
4.4%
4.3%
4.2%
4.0%
6.2%
2017
2018
2019
2020
2021

TOTAL RETURN NHI MSCI US REIT Index S&P 500 TR



400
350
300
250
200
150
100
50
0
(1.8)%
37.3%
68.2%
17.7%
58.5%
109.9%
33.5%
70.1%
150.4%
124.3%
153.2%
292.0%
3 Year
5 Year
7 Year
10 Year

REGULAR DIVIDENDS AND PAYOUT RATIO



DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
$3.80
$4.00
$4.20
$4.41
$3.80
85%
80%
75%
70%
65%
60%
55%
50%
2017
2018
2019
2020
2021

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

	June 30, 2022	December 31, 2021
Assets	*(unaudited)*	
Real estate properties		
Land	$ 178,787	$ 186,658
Buildings and improvements	2,599,734	2,707,422
Construction in progress	1,781	468
	2,780,302	2,894,548
Less accumulated depreciation	(593,036)	(576,668)
Real estate properties, net	2,187,266	2,317,880
Mortgage and other notes receivable, net	204,277	299,952
Cash and cash equivalents	43,435	37,412
Straight-line rent receivable	79,697	96,198
Assets held for sale, net	56,669	66,398
Other assets	15,947	21,036
Total Assets	$ 2,587,291	$ 2,838,876
Liabilities and Stockholders' Equity		
Debt	$ 1,104,495	$ 1,242,883
Accounts payable and accrued expenses	25,336	23,181
Dividends payable	40,190	41,266
Lease deposit liabilities	—	8,838
Deferred income	4,282	5,725
Total Liabilities	1,174,303	1,321,893
Commitments and Contingencies		
Redeemable noncontrolling interest	11,487	—
National Health Investors Stockholders' Equity:		
Common stock, $0.01 par value; 100,000,000 shares authorized;		
44,655,156 and 45,850,599 shares issued and outstanding, respectively	447	459
Capital in excess of par value	1,597,679	1,591,182
Cumulative dividends in excess of net income	(205,906)	(84,558)
Accumulated other comprehensive loss	—	—
Total National Health Investors Stockholders' Equity	1,392,220	1,507,083
Noncontrolling interests	9,281	9,900
Total Equity	1,401,501	1,516,983
Total Liabilities and Stockholders' Equity	$ 2,587,291	$ 2,838,876

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

Quarter Ended June 30,		2022		2021
Revenues		(unaudited)		(unaudited)
Rental income	$	39,982	$	68,351
Resident fees and revenues		11,992		—
Interest income and other		7,925		5,979
	$	59,899	$	74,330
Expenses				
Depreciation		17,772		20,658
Interest		10,862		12,840
Senior Housing operating expenses		9,113		—
Legal		339		(40)
Franchise, excise and other taxes		225		232
General and administrative		5,049		3,588
Taxes and insurance on leased properties		2,157		2,175
Loan and realty losses (gains)		4,094		1,221
		49,611		40,674
Gains on sale of real estate, net		10,521		6,484
Loss on operations transfer, net		(729)		—
Gain on note payoff		1,113		—
Gains (losses) from equity method investment		273		(909)
Income before income taxes		21,466		39,231
Less: net (income) loss attributable to noncontrolling interests		207		(48)
Net income attributable to common stockholders	$	21,673	$	39,183
Weighted average common shares outstanding:				
Basic		45,708,238		45,850,599
Diluted		45,718,538		45,858,074
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.47	$	0.85
Net income attributable to common stockholders - diluted	$	0.47	$	0.85

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

Quarter Ended June 30,		2022		2021
		(unaudited)		(unaudited)
Net income attributable to common stockholders	$	21,673	$	39,183
Elimination of certain non-cash items in net income:				
Depreciation		17,772		20,658
Depreciation related to noncontrolling interests		(388)		(210)
Gains on sale of real estate		(10,521)		(6,484)
Impairment of real estate		4,141		—
NAREIT FFO attributable to common stockholders		32,677		53,147
Normalizing items				
Gain on note payoff		(1,113)		—
Non-cash write-off of straight-line rent receivable and lease incentives		25,208		—
Portfolio transition costs		329		—
Loss on operations transfer, net		729		—
Normalized FFO attributable to common stockholders		57,830		53,147
Straight-line lease revenue, net		(3,185)		(4,150)
Straight-line lease revenue, net, related to noncontrolling interests		35		21
Straight-line lease expense related to equity method investment		(2)		21
Amortization of lease incentives		58		262
Amortization of original issue discount		80		80
Amortization of debt issuance costs		529		588
Amortization related to equity method investment		(169)		520
Note receivable credit loss expense		(47)		1,221
Non-cash share-based compensation		1,428		992
Equity method investment capital expenditures		(105)		(105)
Senior housing portfolio recurring capital expenditures		(130)		—
Equity method investment distributions		(273)		—
Equity method investment non-refundable fees received		230		242
Normalized FAD attributable to common stockholders	$	56,279	$	52,839
BASIC				
Weighted average common shares outstanding		45,708,238		45,850,599
NAREIT FFO attributable to common stockholders per share	$	0.71	$	1.16
Normalized FFO attributable to common stockholders per share	$	1.27	$	1.16
DILUTED				
Weighted average common shares outstanding		45,718,538		45,858,074
NAREIT FFO attributable to common stockholders per share	$	0.71	$	1.16
Normalized FFO attributable to common stockholders per share	$	1.26	$	1.16
PAYOUT RATIOS				
Regular dividends per common share	$	0.90	$	0.90
Normalized FFO payout ratio per diluted common share		71.4%		77.6%
Dividends declared	$	40,190	$	41,266
Normalized FFO payout ratio		69.5%		77.6%
Normalized FAD payout ratio		71.4%		78.1%

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

Quarter Ended June 30,		2022		2021
ADJUSTED EBITDA RECONCILIATION				
Net income	$	21,466	$	39,231
Interest expense		10,862		12,840
Franchise, excise, and other taxes		225		232
Depreciation		17,772		20,658
NHI's share of EBITDA adjustments for unconsolidated entities		713		798
Gain on sale of real estate		(10,521)		(6,484)
Impairment of real estate		4,141		—
(Gain)/Loss on lease termination		729		—
Gain on note payoff		(1,113)		—
Non-cash write-off of straight-line receivable and lease incentives		25,208		—
Note receivable credit loss expense		(47)		1,221
Adjusted EBITDA	$	69,435	$	68,496
Interest expense at contractual rates		10,262	$	10,368
Interest rate swap payments, net		—		1,820
Principal payments		193		91
Fixed Charges	$	10,455	$	12,279
Fixed Charge Coverage		6.6x		5.6x
NET DEBT TO ADJUSTED EBITDA				
Consolidated Total Debt	$	1,104,495		
Less cash and cash equivalents		(43,435)		
Consolidated Net Debt	$	1,061,060		
Adjusted EBITDA	$	69,435		
Annualizing Adjustment		208,305		
Annualized impact of recent investments, disposals and payoffs		(11,792)		
	$	265,948		
Consolidated Net Debt to Adjusted EBITDA		4.0x		

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q2 2022		Q2 2021
NOI SEGMENT RECONCILIATION				
Triple-net leased rental income				
Senior Housing	$	8,469	$	20,603
Skilled Nursing		19,787		1,737
Hospital		1,022		1,737
Medical Office Building		—		83
Holiday Escrow and Lease Deposit		6,883		—
Held for Sale and Disposal Revenue		1,664		995
Triple-net leased NOI	$	37,825	$	66,176
SHOP Resident Fees		11,992		—
SHOP operating expenses		(9,113)		—
SHOP NOI		2,879		—
Interest income and other		7,925		5,979
NOI	$	48,629	$	72,155
NOI TO ADJUSTED NOI RECONCILIATION				
NOI		48,629		72,155
Non-cash write-off of straight-line rent receivable		18,100		—
Straight-line revenue		(3,185)		(4,150)
Non-Segment/Corporate		(100)		(61)
Amortization of lease incentives		7,166		262
Amortization of commitment fees and discounts		(630)		(137)
Adjusted NOI	$	69,981	$	68,069

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q2 2022		Q2 2021
ADJUSTED NOI RECONCILIATION				
Net Income	$	21,466	$	39,231
(Gains) losses from equity method investment		(273)		909
Gain on note payoff		(1,113)		—
Loss on operations transfer, net		729		—
Gains on sales of real estate, net		(10,521)		(6,484)
Loss and realty losses		4,094		1,221
General and administrative		5,049		3,588
Franchise, excise and other taxes		225		232
Legal		339		(40)
Interest		10,862		12,840
Depreciation		17,772		20,658
Consolidated NOI	$	48,629	$	72,155
Non-cash write-off of straight-line rent receivable		18,100		—
Straight-line revenue		(3,185)		(4,150)
Amortization lease incentives		7,166		262
Amortization of commitment fees and discounts		(630)		(137)
Non-segment/Corporate		(100)		(61)
Adjusted NOI	$	69,981	$	68,069

DISPOSITIONS

Operator		Units	Properties	Net Proceeds	Annualized Cash Rent	Property Cash NOI	Implied Cash Rent Yield[1]	Property Cash NOI Yield[2]	EBITDARM Coverage
SENIOR HOUSING COMPLETED DISPOSITIONS									
Q2 2021	Bickford Senior Living[3]	247	6	$ 39,924					
Q3 2021	Holiday Retirement	1,030	9	119,799					
Q3 2021	Senior Living Management	131	1	12,847					
Q4 2021	Brookdale Senior Living	76	1	11,880					
Q4 2021	Senior Living Management	98	1	7,275					
Q4 2021	Genesis Healthcare	180	1	3,723					
Q1 2022	Vitality Senior Living	135	1	8,302					
Q2 2022	Holiday Retirement	83	1	2,990					
Q2 2022	Chancellor Health Care	74	2	7,305					
Q2 2022	Bickford Senior Living	67	1	3,857					
Q2 2022	Comfort Care Senior Living	237	4	40,000					
Q2 2022	Bickford Senior Living	171	2	22,102					
Q3 2022	Discovery Senior Living	90	1	8,235					
	Total Senior Housing	2,529	31	$ 288,238	$ 27,775	$ 8,910	9.6%	3.1%	0.50x
HOSPITAL & MOB COMPLETED DISPOSITIONS									
Q2 2021	North Okaloosa	110	1	$ 3,887					
Q3 2021	Trustpoint Hospital	217	1	31,215					
Q3 2021	Kentucky River	55	1	8,314					
Q1 2021	HCA	24	1	4,868					
Q2 2021	Helix Healthcare	24	1	19,500					
	Total Hospital & MOB	430	5	$ 67,784	$ 9,009	NA	13.4%	NA	2.90x
	Total Completed Dispositions	2,959	36	$ 356,022	$ 36,873	NA	10.4%	NA	1.08x

[1] Based on annualized three month results through the most recent quarter in which the property was sold.
[2] Assumes 5% management fee and $500 per unit capex.
[3] Excludes $13.0 million second mortgage provided by NHI.

DEFERRALS & ABATEMENTS[1,2]

DEFERRALS	2020	Q1 2020	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022	Q2 2022	CUMULATIVE
Bickford	$ 3,750	$ 3,750	$ 6,500	$ 3,500	$ 4,500	$ 18,250	$ 4,000	—	$ 26,000
All Others	1,232	447	2,112	1,407	2,121	6,087	3,470	3,894	14,683
Total	$ 4,982	$ 4,197	$ 8,612	$ 4,907	$ 6,621	$ 24,337	$ 7,470	3,894	$ 40,683

ABATEMENTS	2020	Q1 2020	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022	Q2 2022	CUMULATIVE
Bickford	$ 2,100	$ —	$ —	$ —	$ —	$ —	$ 1,463	—	$ 3,563
All Others	50	—			758	758	1,008	772	2,588
Total	$ 2,150	$ —	$ —	$ —	$ 758	$ 758	$ 2,471	772	$ 6,152

COLLECTIONS	2020	Q1 2020	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022	Q2 2022	CUMULATIVE
Bickford	$ —	$ —	$ —	$ —	$ —	$ —	$ —	—	$ —
All Others	—	—	—	44	44	87	44	43	174
Total	$ —	$ —	$ —	$ 44	$ 44	$ 87	$ 44	43	$ 174

[1] Includes all rent concessions accounted for as variable lease payments and as lease modifications.
[2] Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

GLOSSARY

Facility Types
SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges
The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME
Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY
Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

PEER AVERAGE
The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc. **LTC Properties, Inc.** **Sabra Health Care REIT, Inc.**
Welltower, Inc. **Healthpeak Properties**

RevPOR
RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

Stabilized Lease
A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return
The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY
The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

National Health Investors

Q2 2022 Supplemental